EXHIBIT 99.2

                              UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; AF30 min 6.75 net wac; 85 min LTV
================================================================================

-------------------------------------------------------------------------
Pool Summary                          COUNT                UPB         %
-------------------------------------------------------------------------
Conforming                              293     $43,185,851.00     67.05%
Non-Conforming                           54      21,221,137.00     32.95
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Total:                                  347     $64,406,988.00    100.00%
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Adjusted Balance: $64,406,988.33
Data as of Date: 2004-07-01
GROSS WAC: 7.4286%
NET WAC: 7.080%
% SF/PUD: 84.06%
% FULL/ALT: 0.00%
% CASHOUT: 24.79%
% PURCHASE: 69.01%
% INVESTOR: 0.56%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 92.70%
% FICO > 679: 49.51%
% NO FICO: 0.00%
WA FICO: 686
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 30.23%
CALIFORNIA %: 5.84%
Latest Maturity Date: 20340701
Loans with Prepay Penalties: 30.23%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Product Type                          COUNT                UPB         %
-------------------------------------------------------------------------
30 YR FXD                               347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Original Balance                      COUNT                UPB         %
-------------------------------------------------------------------------
$0.01 - $50,000.00                        9        $378,472.00      0.59%
$50,000.01 - $100,000.00                 85       6,548,038.00     10.15
$100,000.01 - $150,000.00                80       9,822,497.00     15.22
$150,000.01 - $200,000.00                56       9,525,118.00     14.76
$200,000.01 - $250,000.00                27       5,949,858.00      9.22
$250,000.01 - $300,000.00                20       5,540,075.00      8.59
$300,000.01 - $350,000.00                26       8,546,700.00     13.24
$350,000.01 - $400,000.00                27      10,042,747.00     15.56
$400,000.01 - $450,000.00                 8       3,434,000.00      5.32
$450,000.01 - $500,000.00                 4       1,955,500.00      3.03
$500,000.01 - $550,000.00                 2       1,031,150.00      1.60
$550,000.01 - $600,000.00                 3       1,757,750.00      2.72
-------------------------------------------------------------------------
Total:                                  347     $64,531,905.00    100.00%
-------------------------------------------------------------------------
Minimum: $30,400.00
Maximum: $590,750.00
Average: $185,970.91
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Unpaid Balance                        COUNT                UPB         %
-------------------------------------------------------------------------
$0.01 - $50,000.00                        9        $378,108.00      0.59%
$50,000.01 - $100,000.00                 85       6,538,421.00     10.15
$100,000.01 - $150,000.00                80       9,811,378.00     15.23
$150,000.01 - $200,000.00                56       9,511,362.00     14.77
$200,000.01 - $250,000.00                27       5,942,222.00      9.23
$250,000.01 - $300,000.00                20       5,534,942.00      8.59
$300,000.01 - $350,000.00                26       8,526,693.00     13.24
$350,000.01 - $400,000.00                27      10,009,893.00     15.54
$400,000.01 - $450,000.00                 8       3,420,125.00      5.31
$450,000.01 - $500,000.00                 4       1,952,039.00      3.03
$500,000.01 - $550,000.00                 2       1,028,576.00      1.60
$550,000.01 - $600,000.00                 3       1,753,229.00      2.72
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Minimum: $30,400.00
Maximum: $588,979.81
Average: $185,610.92
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Gross Rate                            COUNT                UPB         %
-------------------------------------------------------------------------
6.751% - 7.000%                           8      $2,592,862.00      4.03%
7.001% - 7.250%                         150      25,840,936.00     40.12
7.251% - 7.500%                         100      19,939,716.00     30.96
7.501% - 7.750%                          44       7,420,076.00     11.52
7.751% - 8.000%                          32       5,768,345.00      8.96
8.001% - 8.250%                          11       2,274,197.00      3.53
8.251% - 8.500%                           1         173,850.00      0.27
9.251% - 9.500%                           1         397,006.00      0.62
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Minimum: 7.000%
Maximum: 9.500%
Weighted Average: 7.429%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Rate                              COUNT                UPB         %
-------------------------------------------------------------------------
6.501% - 6.750%                          87     $14,314,903.00     22.23%
6.751% - 7.000%                         122      23,845,650.00     37.02
7.001% - 7.250%                          69      13,125,917.00     20.38
7.251% - 7.500%                          39       6,794,150.00     10.55
7.501% - 7.750%                          23       4,569,134.00      7.09
7.751% - 8.000%                           6       1,360,228.00      2.11
8.251% - 8.500%                           1         397,006.00      0.62
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Minimum: 6.750%
Maximum: 8.460%
Weighted Average: 7.080%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Original Term to Maturity             COUNT                UPB         %
-------------------------------------------------------------------------
360 - 360                               347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
-------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Jul 22, 2004 15:38                  Page 1  of  4

                              UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; AF30 min 6.75 net wac; 85 min LTV
================================================================================


-------------------------------------------------------------------------
Remaining Term to Stated Maturity     COUNT                UPB         %
-------------------------------------------------------------------------
301 - 359                               253     $50,327,800.00     78.14%
360 - 360                                94      14,079,188.00     21.86
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Minimum: 339
Maximum: 360
Weighted Average: 358
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Seasoning                             COUNT                UPB         %
-------------------------------------------------------------------------
<= 0                                     94     $14,079,188.00     21.86%
1 - 1                                   107      16,244,262.00     25.22
2 - 2                                    51       8,115,330.00     12.60
3 - 3                                    26       7,860,760.00     12.20
4 - 4                                    24       6,674,230.00     10.36
5 - 5                                    16       4,790,372.00      7.44
6 - 6                                    10       2,415,347.00      3.75
7 - 12                                   17       3,941,520.00      6.12
13 - 24                                   2         285,978.00      0.44
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Minimum: 0
Maximum: 21
Weighted Average: 2
-------------------------------------------------------------------------

-------------------------------------------------------------------------
FICO Scores                           COUNT                UPB         %
-------------------------------------------------------------------------
620 - 629                                20      $3,267,077.00      5.07%
630 - 639                                27       5,013,049.00      7.78
640 - 649                                31       5,084,761.00      7.89
650 - 659                                31       5,268,653.00      8.18
660 - 669                                30       6,385,540.00      9.91
670 - 679                                38       7,497,451.00     11.64
680 - 689                                27       5,993,444.00      9.31
690 - 699                                23       4,368,098.00      6.78
700 - 709                                28       5,012,600.00      7.78
710 - 719                                19       2,808,275.00      4.36
720 - 729                                12       2,215,064.00      3.44
730 - 739                                18       3,053,014.00      4.74
740 - 749                                13       3,344,945.00      5.19
750 - 759                                 6       1,067,100.00      1.66
760 - 769                                10       1,257,159.00      1.95
770 - 779                                 7       1,236,574.00      1.92
780 - 789                                 7       1,534,186.00      2.38
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Minimum: 620
Maximum: 789
Weighted Average: 686
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Loan To Value Ratio                   COUNT                UPB         %
-------------------------------------------------------------------------
80.001% - 85.000%                         6      $1,972,058.00      3.06%
85.001% - 90.000%                       102      22,606,361.00     35.10
90.001% - 95.000%                       238      39,677,182.00     61.60
95.001% - 100.000%                        1         151,388.00      0.24
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 97.00%
Weighted Average: 92.70%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Combined Loan To Value Ratio          COUNT                UPB         %
-------------------------------------------------------------------------
80.001% - 85.000%                         6      $1,972,058.00      3.06%
85.001% - 90.000%                       102      22,606,361.00     35.10
90.001% - 95.000%                       238      39,677,182.00     61.60
95.001% - 100.000%                        1         151,388.00      0.24
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 97.00%
Weighted Average: 92.70%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
DTI                                   COUNT                UPB         %
-------------------------------------------------------------------------
<= 0.000%                               330     $59,608,314.00     92.55%
21.001% - 26.000%                         1         378,225.00      0.59
26.001% - 31.000%                         3         577,759.00      0.90
31.001% - 36.000%                         2         218,156.00      0.34
36.001% - 41.000%                         4       1,818,435.00      2.82
41.001% - 46.000%                         5       1,422,591.00      2.21
46.001% - 51.000%                         2         383,508.00      0.60
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 48.000%
Weighted Average: 37.863%
-------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Jul 22, 2004 15:38                  Page 2  of  4

                              UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; AF30 min 6.75 net wac; 85 min LTV
================================================================================

-------------------------------------------------------------------------
Geographic Concentration              COUNT                UPB         %
-------------------------------------------------------------------------
New Jersey                               27      $7,539,024.00     11.71%
New York                                 24       6,243,928.00      9.69
Florida                                  24       5,136,301.00      7.97
California                               13       3,759,368.00      5.84
Virginia                                 17       3,712,549.00      5.76
Maryland                                 13       3,442,653.00      5.35
Michigan                                 15       2,610,840.00      4.05
Illinois                                 13       2,432,319.00      3.78
Texas                                    18       2,408,451.00      3.74
Minnesota                                14       2,284,711.00      3.55
Massachusetts                             7       1,885,448.00      2.93
Georgia                                   9       1,846,453.00      2.87
Ohio                                     17       1,816,624.00      2.82
Pennsylvania                             14       1,801,726.00      2.80
Arizona                                   9       1,514,273.00      2.35
Washington                                6       1,456,694.00      2.26
North Carolina                            8       1,187,537.00      1.84
Colorado                                  6         995,031.00      1.54
New Mexico                                8         957,454.00      1.49
Missouri                                  8         908,074.00      1.41
Nevada                                    3         803,042.00      1.25
District Of Columbia                      3         799,886.00      1.24
Maine                                     5         790,320.00      1.23
Hawaii                                    2         769,749.00      1.20
Kansas                                    5         737,553.00      1.15
Oregon                                    4         707,933.00      1.10
Wisconsin                                 5         657,012.00      1.02
Idaho                                     6         642,444.00      1.00
Iowa                                      7         617,288.00      0.96
Indiana                                   6         605,110.00      0.94
South Carolina                            5         471,407.00      0.73
Oklahoma                                  4         414,432.00      0.64
Louisiana                                 4         346,585.00      0.54
Utah                                      2         248,350.00      0.39
Vermont                                   1         224,720.00      0.35
Arkansas                                  2         213,200.00      0.33
Alabama                                   2         210,866.00      0.33
Nebraska                                  3         202,829.00      0.31
Montana                                   1         162,450.00      0.25
Delaware                                  1         145,350.00      0.23
South Dakota                              1         132,750.00      0.21
Tennessee                                 1         131,477.00      0.20
Wyoming                                   1         126,350.00      0.20
Mississippi                               1         125,875.00      0.20
Alaska                                    1         123,404.00      0.19
West Virginia                             1          57,150.00      0.09
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Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
North-South CA                        COUNT                UPB         %
-------------------------------------------------------------------------
States Not CA                           334     $60,647,620.00     94.16%
South CA                                  8       2,182,331.00      3.39
North CA                                  5       1,577,038.00      2.45
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Zip Code Concentration                COUNT                UPB         %
-------------------------------------------------------------------------
21037                                     2        $729,550.00      1.13%
32771                                     2         710,200.00      1.10
33913                                     2         705,649.00      1.10
96708                                     1         588,980.00      0.91
07853                                     1         585,049.00      0.91
Other                                   339      61,087,560.00     94.85
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Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Loan Purpose                          COUNT                UPB         %
-------------------------------------------------------------------------
Purchase                                231     $44,449,601.00     69.01%
Cash Out Refi                            95      15,965,332.00     24.79
Rate & Term Refi                         21       3,992,055.00      6.20
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Cashout Indicator                     COUNT                UPB         %
-------------------------------------------------------------------------
No                                      252     $48,441,656.00     75.21%
Yes                                      95      15,965,332.00     24.79
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Document Type                         COUNT                UPB         %
-------------------------------------------------------------------------
No Doc                                  153     $22,046,245.00     34.23%
Stated Doc                               73      12,827,711.00     19.92
No Ratio                                 69      11,784,177.00     18.30
No Income No Appraisal                   26       9,816,945.00     15.24
No Income No Asset                        9       3,113,037.00      4.83
Reduced                                   7       3,103,158.00      4.82
Asset Only                                4         748,556.00      1.16
No Income Verified                        5         659,153.00      1.02
Stated Income Full Asset                  1         308,005.00      0.48
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Property Type                         COUNT                UPB         %
-------------------------------------------------------------------------
Single Family                           281     $47,834,298.00     74.27%
Pud                                      19       6,306,468.00      9.79
Two Family                               20       5,234,151.00      8.13
Low Rise Condo (2-4 floors)              17       2,247,051.00      3.49
Three Family                              4       1,456,848.00      2.26
Condomimium                               2         739,398.00      1.15
Four Family                               2         340,788.00      0.53
High Rise Condo (gt 8 floors)             2         247,986.00      0.39
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Occupancy                             COUNT                UPB         %
-------------------------------------------------------------------------
Owner Occupied                          338     $62,461,932.00     96.98%
Second Home                               8       1,584,721.00      2.46
Investor Occupied                         1         360,335.00      0.56
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Jul 22, 2004 15:38                  Page 3  of  4

                              UBS Investment Bank
                            Fixed Bid Stratification

             Available; No PIF's; AF30 min 6.75 net wac; 85 min LTV
================================================================================


-------------------------------------------------------------------------
Prepayment Penalty (Months)           COUNT                UPB         %
-------------------------------------------------------------------------
 0.000                                  217     $44,936,565.00     69.77%
12.000                                    2         368,774.00      0.57
24.000                                  107      16,355,037.00     25.39
36.000                                   20       2,438,608.00      3.79
60.000                                    1         308,005.00      0.48
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
wa Term: 7.813
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Balloon Flag                          COUNT                UPB         %
-------------------------------------------------------------------------
Not a Balloon Loan                      347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Lien Position                         COUNT                UPB         %
-------------------------------------------------------------------------
1                                       347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Mortgage Ins.                         COUNT                UPB         %
-------------------------------------------------------------------------
Amerin                                  130     $19,397,278.00     30.12%
Assumed MI for Levels Only                2         222,275.00      0.35
GEMICO                                    3       1,019,474.00      1.58
MGIC                                      8       2,836,183.00      4.40
PMI Mortgage Insurance                  118      20,888,857.00     32.43
Radian Guaranty                          13       2,411,360.00      3.74
Republic Mortgage Insurance               5       2,043,678.00      3.17
Triad Guaranty Insurance Co.             46       7,872,262.00     12.22
United Guaranty                          22       7,715,621.00     11.98
-------------------------------------------------------------------------
Total:                                  347     $64,406,988.00    100.00%
-------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
-------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Jul 22, 2004 15:38                  Page 4  of  4